                                                                      EXHIBIT 13

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                       Variable Annuity Separate Account

                            MONEY MARKET SUBACCOUNT
7-DAY CURRENT YIELD

CURRENT YIELD    =      ((NCS-ES) / UV/7) X 365
where NCS        =      the net change in the value of the Portfolio (exclusive
                        of realized gains or losses on the sale of securities
                        and unrealized appreciation and depreciation) for the
                        7-day period attributable to a hypothetical account
                        having a balance of 1 Subaccount unit
ES               =      AAC + ADMIN
where ES         =      per unit expenses of the Subaccount for the 7-day period
AAC              =      per unit Annual Annuity Charges deducted for the 7-day
                        period
ADMIN            =      per unit Administration Charges deducted for the 7-day
                        period
                 =      (30 / AAV / 365)
where AAV        =      average account value of contracts on the last day of
                        the 7-day period
                 =      $30,000
UV               =      the unit value on the first day of the 7-day period
                 =      10.0000

DATE                            NCS                  AAC                 ADMIN
----                            ---                  ---                 -----
Dec 31                                  --                   --                   --
Dec 30                                  --                   --                   --
Dec 29                           .00158251            .00011507            .00008219
Dec 28                           .00171768            .00003836            .00002740
Dec 27                           .00169619            .00003836            .00002740
Dec 26                           .00169710            .00007671            .00005479
Dec 25                                  --                   --                   --
                         -----------------    -----------------    -----------------
                                 .00669348            .00026850            .00019178

((.00669348 - .00026850 - .00019178) / 10 / 7) X 365 = 3.25% = 7-day Current
Yield at December 31, 2000

7-DAY EFFECTIVE YIELD

EFFECTIVE YIELD    =   (1 + (NCS - ES) / UV)(365/7) - 1
                   =   3.30% = 7-Day Effective Yield at December 31, 2000

Average Annual Total Return


 Total Return   =   ((ERV/P) 1/n - 1)
      where P   =   a hypothetical initial investment of $1,000
            n   =   number of years
          ERV   =   the ending redeemable value, reflecting surrender charges.
                =   EV - SC
           EV   =   the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
                =   1,000 X (EUV/BUV - ADMIN)
          EUV   =   Unit value at the end of the period
          BUV   =   Unit value at the beginning of the period
        ADMIN   =   Annual Administrative Fee attributable to the hypothetical account for the period
                =   (30/AAV/365) X No. of days in the period
          AAV   =   Average Account Value of contracts on last day of the period
                =   $30,000
           SC   =   Surrender Charge assuming surrender at the end of the
                    applicable period
                =   SC% X (Minimum of P and (EV - FPA% X CAVSY))
          SC%   =   Surrender Charge percentage assuming surrender at the end of the applicable period (See Surrender Charge.)
         FPA%   =   Free Partial Amount percentage assuming surrender at the end of the applicable period (See Free Partial Amount.)
        CAVSY   =   Contact Account Value at start of Contract Year (P in year
                    1)
                =   EV/DF
           DF   =   Discount Factor
                =   ((EV/P) 1/n)(m)
            m   =   number of years from the start of the Contract Year to the end of the applicable period


MARKET STREET FUND ALL PRO BROAD EQUITY SUBACCOUNT

1 Year (12/31/99 to 12/31/00)

           EV    =      1,000 X (1170.9465 / 1082.2247 - .001) = 1,080.98
           SC    =      .07 X (Minimum of $1,000 and (1,080.98 - .1 X 1,000.00))
                 =      68.67
        CAVSY    =      1,000.00
          ERV    =      1,080.98 - 68.67 = 1,012.31
 Total Return    =      (1,012.31 / 1,000) - 1 = 1.23%


5 Year (12/31/95 to 12/31/00)

           EV    =      1,000 X (1170.9465 / 657.6280 - .005) = 1,775.56
           SC    =      .04 X (Minimum of $1,000 and (1,775.56 - .5 X 1,582.92))
                 =      39.36
        CAVSY    =      1,775.56 / 1.1217
                 =      1,582.92
           DF    =      ((1,775.56 / 1,000.00) 1/5)(1)
                 =      1.1217
          ERV    =      1,775.56 - 39.36 = 1,736.20
 Total Return    =      (1,736.20 / 1,000) 1/5 - 1 =  11.67%

Since Inception (10/01/93 to 12/31/00)


           EV    =      1,000 X (1170.9465 / 503.9207 - .00725) = 2,316.42
           SC    =      .01 X (Minimum of $1,000 and (2,316.42 - .5 X 2,250.92))
                 =      10.00
        CAVSY    =      2,316.42 / 1.0291
                 =      2,250.92
           DF    =      ((2,316.42 / 1,000.00) 1/7.2473) .2473
                 =      1.0291
          ERV    =      2,316.42 - 10.00 = 2,306.42
 Total Return    =      (2,306.42 / 1,000) 1/7.2473 - 1 = 12.22%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/99 to 12/31/00)

           EV    =      1,000 X (657.4560 / 608.1934 - .001) = 1,080.00
           SC    =      .07 X (Minimum of $1,000 and (1,080.00 - .1 X 1,000.00))
                 =      68.60
        CAVSY    =      1,000.00
          ERV    =      1,080.00 - 68.60 = 1,011.40
 Total Return    =      (1,011.40 / 1,000) - 1 = 1.14%

5 Year (12/31/95 to 12/31/00)


           EV    =      1,000 X (657.4560 / 545.3498 - .005) = 1,200.58
           SC    =      .04 X (Minimum of $1,000 and (1,200.58 - .5 X 1,157.52))
                 =      24.87
        CAVSY    =      1,200.58 / 1.0372
                 =      1,157.52
           DF    =      ((1,200.58 / 1,000.00) 1/5) 1
                 =      1.0372
          ERV    =      1,200.58 - 24.87 = 1,175.71
 Total Return    =      (1,175.71 / 1,000) 1/5 - 1 = 3.29%


Since Inception (10/01/93 to 12/31/00)


           EV    =      1,000 X (657.4560 / 501.2897 - .00725) = 1,304.28
           SC    =      .01 X (Minimum of $1,000 and (1,304.28 - .5 X 1,292.52))
                 =      6.58
        CAVSY    =      1,304.28 / 1.0091
                 =      1,292.52
           DF    =      ((1,304.28 / 1,000.00) 1/7.2473) .2473
                 =      1.0091
          ERV    =      1,304.28 - 6.58 = 1,297.70
 Total Return    =      (1,297.70 / 1,000) 1/7.2473 - 1  = 3.66%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/99 to 12/31/00)

           EV    =      1,000 X (647.6326 / 618.7272 - .001) = 1,045.72
           SC    =      .07 X (Minimum of $1,000 and (1,045.72 - .1 X 1,000.00))
                 =      66.20
        CAVSY    =      1,000.00
          ERV    =      1,045.72 - 66.20 = 979.52
 Total Return    =      (979.52 / 1,000) - 1 = -2.05%

5 Year (12/31/95 to 12/31/00)

           EV    =      1,000 X (647.6326 / 534.5753 - .005) = 1,206.49
           SC    =      .04 X (Minimum of $1,000 and (1,206.49 - .5 X 1,161.99))
                 =      25.02
        CAVSY    =      1,206.49 / 1.0383
                 =      1,161.99
           DF    =      ((1,206.49 / 1,000.00)(1/5))(1)
                 =      1.0383
          ERV    =      1,206.49 - 25.02 = 1,181.47
 Total Return    =      (1,181.47 / 1,000)(1/5) - 1 = 3.39%

Since Inception (10/01/93 to 12/31/00)

           EV    =      1,000 X (647.6326 / 500.0152 - .00725) = 1,287.98
           SC    =      .01 X (Minimum of $1,000 and (1,287.98 - .5 X 1,276.87))
                 =      6.50
        CAVSY    =      1,276.87 / 1.0087
                 =      1,276.87
           DF    =      ((1,287.98 / 1,000.00)(1/7.2473))(.2473)
                 =      1.0087
          ERV    =      1,287.98 - 6.50 = 1,281.48
 Total Return    =      (1,281.48 / 1,000)(1/7.2473) - 1 = 3.48%

Other Average Annual Total Return


 Total Return   =   ((EV/P) 1/n - 1)

      where P   =   a hypothetical initial investment of $1,000
            n   =   number of years
           EV   =   the ending value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period. It is assumed all dividends and capital gains distributions are reinvested.
                =   1,000 X (EUV / BUV - ADMIN)
          EUV   =   Unit value at the end of the period
          BUV   =   Unit value at the beginning of the period
        ADMIN   =   Annual Administrative Fee attributable to the hypothetical account for the period
                =   (30 / AAV / 365) X No. of days in the period
          AAV   =   Average Account Value of contracts on last day of the period
                =   $30,000


MARKET STREET FUND ALL PRO BROAD EQUITY SUBACCOUNT

1 Year (12/31/99 to 12/31/00)


          EV    =      1,000 X (1170.9465 / 1082.2247 - .001) = 1,080.98
Total Return    =      (1,080.98 / 1,000) - 1 = 8.10%


5 Year (12/31/95 to 12/31/00)


          EV    =      1,000 X (1170.9465 / 657.628 - .005) = 1,775.56
Total Return    =      (1,775.56 / 1,000) 1/5 - 1 = 12.17%


Since Inception (10/01/93 to 12/31/00)


          EV    =      1,000 X (1170.9465 / 503.9207 .00725) = 2,316.42
Total Return    =      (2,316.42 / 1,000) 1/7.2473 / 1 = 12.29%


MARKET STREET FUND BOND SUBACCOUNT

1 Year (12/31/99 to 12/31/00)


          EV    =      1,000 X (657.4560 / 608.1934 - .001) = 1,080.00
Total Return    =      (1,080.00 / 1,000) - 1 = 8.00%


5 Year (12/31/95 to 12/31/00)


          EV    =      1,000 X (657.4560 / 545.3498 - .005) = 1,200.58
Total Return    =      (1,200.58 / 1,000) 1/5 - 1 = 3.72%


Since Inception (10/01/93 to 12/31/00)


          EV    =      1,000 X (657.4560 / 501.2897 - .00725) = 1,304.28
Total Return    =      (1,304.28 / 1,000) 1/7.2473 - 1 = 3.73%

MARKET STREET FUND MONEY MARKET SUBACCOUNT

1 Year (12/31/99 to 12/31/00)


          EV    =      1,000 X (647.6326 / 618.7272 - .001) = 1,045.72
Total Return    =      (1,045.72 / 1,000) - 1 = 4.57%


5 Year (12/31/95 to 12/31/00)


          EV    =      1,000 X (647.6326 / 534.5753 - .005) = 1,206.49
Total Return    =      (1,206.49 / 1,000) 1/5 - 1 = 3.83%


Since Inception (10/01/93 to 12/31/00)


          EV    =      1,000 X (647.6326 / 500.0152 - .00725) = 1,287.98
Total Return    =      (1,287.98 / 1,000) 1/7.2473 - 1 = 3.55%